                                                    RAND ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                            FINANCIAL STATEMENTS
                  FOR THE PERIODS FROM JUNE 2, 2004 (INCEPTION) TO JUNE 15, 2004
                                AND JUNE 2, 2004 (INCEPTION) TO NOVEMBER 2, 2004

                                                    RAND ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                        3

FINANCIAL STATEMENTS

    Balance Sheets                                                             4
    Statements of Operations                                                   5
    Statements of Stockholders' Equity                                         6
    Statements of Cash Flows                                                   7

NOTES TO FINANCIAL STATEMENTS                                               8-11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Rand Acquisition Corporation

We have audited the accompanying balance sheets of Rand Acquisition Corporation
(a corporation in the development stage) as of November 2, 2004 and June 15,
2004, and the related statements of operations, stockholders' equity and cash flows for the periods from June 2, 2004 (inception) to November 2, 2004 and June
2, 2004 (inception) to June 15, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rand Acquisition Corporation as of June 15, 2004 and November 2, 2004, and the results of its operations and cash flows for the periods from June 2, 2004 (inception) to June 15, 2004 and
June 2, 2004 (inception) to November 2, 2004 in conformity with United States generally accepted accounting principles.

/s/ Goldstein Golub Kessler LLP
Goldstein Golub Kessler LLP
New York, New York

November 2, 2004

                                       -3-

                                                    RAND ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                                  BALANCE SHEETS
--------------------------------------------------------------------------------

                                                   November 2,       June 15,
                                                      2004             2004
--------------------------------------------------------------------------------
ASSETS
Current assets:
  Cash                                             $   837,478      $   69,977
  Cash held in Trust Fund (Note 1)                  20,640,000               -
  Prepaid expenses                                      11,000               -
                                                   -----------      ----------
    Total current assets                            21,488,478          69,977
Deferred offering costs                                      -          25,000
                                                   -----------      ----------
Total assets                                       $21,488,478      $   94,977
                                                   ===========      ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accrued expenses                                 $    75,000      $    1,110
  Notes payable, stockholder (Note 3)                   70,000          70,000
                                                   -----------      ----------
    Total current liabilities                          145,000          71,110
                                                   -----------      ----------
Common stock, subject to possible redemption,
  799,600 shares at redemption value (Note 1)        4,125,936               -
                                                   -----------      ----------
Commitment (Note 4)

Stockholders' equity (Notes 1, 2, 5 and 6)
  Preferred stock, $.0001 par value, Authorized
    1,000,000 shares; none issued
  Common stock, $.0001 par value
    Authorized 20,000,000 shares
    Issued and outstanding 5,000,000 shares
      (which includes 799,600 subject to
      possible redemption) and
      1,000,000, respectively                              500             100
    Additional paid-in capital                      17,220,248          24,900
    Deficit accumulated during development stage        (3,206)         (1,133)
                                                   -----------      ----------

      Total stockholders' equity                    17,217,542          23,867
                                                   -----------      ----------
Total liabilities and stockholders' equity         $21,488,478      $   94,977
                                                   ===========      ==========

                 See accompanying notes to financial statements.

                                       -4-

                                                    RAND ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                        STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                         Period from            Period from
                                        June 2, 2004            June 2, 2004
                                       (inception) to                to
                                      November 2, 2004          June 15, 2004
--------------------------------------------------------------------------------
Expenses:

  Formation and operating costs        $      (3,206)           $     (1,133)
                                       -------------            ------------

Net loss for the period                $      (3,206)           $     (1,133)
                                       -------------            ------------

Net loss per share basic and diluted   $        (.00)           $       (.00)
                                       -------------            ------------

Weighted average shares outstanding        1,026,144               1,000,000
                                       -------------            ------------

                 See accompanying notes to financial statements.

                                       -5-

                                                    RAND ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                              STATEMENTS OF STOCKHOLDERS' EQUITY
--------------------------------------------------------------------------------

                                                                                Additional   Deficit accumulated
                                                              Common Stock        Paid-In        during the
                                                           Shares       Amount    Capital     development stage     Total
------------------------------------------------------------------------------------------------------------------------------------

Balance, June 2, 2004 (inception)                              ---     $   ---  $       ---        $    ---      $      ---

Sale of 1,000,000 shares of common stock to
  initial stockholders                                   1,000,000         100       24,900             ---          25,000

Net loss for the period                                        ---         ---          ---          (1,133)         (1,133)

------------------------------------------------------------------------------------------------------------------------------------
Balance, June 15, 2004                                   1,000,000         100       24,900          (1,133)         23,867

Sale of 4,000,000 units, net of underwriters'
  discount and offering expenses (includes
  799,600 shares subject to possible redemption)         4,000,000         400   21,321,184             ---      21,321,584

Proceeds subject to possible redemption of
  799,600 shares                                               ---         ---   (4,125,936)            ---      (4,125,936)

Proceeds from issuance of option                               ---         ---          100             ---             100

Net loss for the period                                        ---         ---          ---          (2,073)         (2,073)

------------------------------------------------------------------------------------------------------------------------------------
Balance, November 2, 2004                                5,000,000     $   500  $17,220,248        $ (3,206)    $17,217,542
                                                                       =======  ===========        ========     ===========

                 See accompanying notes to financial statements.

                                                    RAND ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                        STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                  June 2, 2004      June 2, 2004
                                                 (inception) to         to
                                                November 2, 2004   June 15, 2004
--------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                        $     (3,206)    $    (1,133)
  Increase in prepaid expenses                         (11,000)             --
  Increase in accrued expenses                                           1,110
                                                  ------------     -----------
    Net cash used in operating activities              (14,206)            (23)
                                                  ------------     -----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Cash held in Trust Fund                          (20,640,000)             --
                                                  ------------     -----------
    Net cash used in investing activities          (20,640,000)             --
                                                  ------------     -----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Gross proceeds                                    24,000,000              --
  Proceeds from notes payable, stockholder              70,000          70,000
  Proceeds from sale of shares of common stock          25,000          25,000
  Proceeds from issuance of option                         100              --
  Payment of costs of public offering               (2,603,416)        (25,000)
                                                  ------------     -----------

    Net cash provided by financing activities       21,491,684          70,000
                                                  ------------     -----------

Net increase in cash                                   837,478          69,977
Cash at beginning of the period                             --              --
                                                  ------------     -----------

Cash at end of the period                          $   837,478     $    69,977
                                                  ------------     -----------

Supplemental schedule of non-cash financing
  activity:

  Accrual of offering costs                        $    75,000     $    20,000
                                                  ============     ===========

                 See accompanying notes to financial statements.

                                                    RAND ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  ORGANIZATION      Rand Acquisition Corporation (the "Company") was
    AND               incorporated in Delaware on June 2, 2004 as a blank check
    BUSINESS          company whose objective is to acquire an operating
    OPERATIONS        business.

                      All activity from June 2, 2004 (inception) through
                      November 2, 2004 relates to the Company's formation and
                      initial public offering described below. The Company has
                      selected December 31 as its fiscal year-end.

                      The registration statement for the Company's initial
                      public offering ("Offering") was declared effective
                      October 27, 2004. The Company consummated the offering on
                      November 2, 2004 and received net proceeds of
                      approximately $21,322,000 (Note 2). The Company's
                      management has broad discretion with respect to the
                      specific application of the net proceeds of this Offering, although substantially all of the net proceeds of this
                      Offering are intended to be generally applied toward
                      consummating a business combination with a operating
                      business ("Business Combination"). Furthermore, there is
                      no assurance that the Company will be able to successfully effect a Business Combination. An amount of $20,640,000 of the net proceeds is being held in an interest-bearing
                      trust account ("Trust Fund") until the earlier of (i) the
                      consummation of its first Business Combination or (ii)
                      liquidation of the Company. Under the agreement governing
                      the Trust Fund, funds will only be invested in United
                      States government securities (Treasury Bills) with a
                      maturity of 180 days or less. The remaining net proceeds
                      may be used to pay for business, legal and accounting due
                      diligence on prospective acquisitions and continuing
                      general and administrative expenses.

                      The Company, after signing a definitive agreement for the
                      acquisition of a target business, will submit such
                      transaction for stockholder approval. In the event that
                      stockholders owning 20% or more of the outstanding stock
                      excluding, for this purpose, those persons who were
                      stockholders prior to the Offering, vote against the
                      Business Combination, the Business Combination will not be consummated. All of the Company's

                                       -8-

                                                    RAND ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      stockholders prior to the Offering, including all of the
                      officers and directors of the Company ("Initial
                      Stockholders"), have agreed to vote their 1,000,000
                      founding shares of common stock in accordance with the
                      vote of the majority in interest of all other stockholders of the Company ("Public Stockholders") with respect to any
                      Business Combination. After consummation of the Company's
                      first Business Combination, all of these voting safeguards will no longer be applicable.

                      With respect to the first Business Combination which is
                      approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the
                      Company redeem his shares. The per share redemption price
                      will equal the amount in the Trust Fund as of the record
                      date for determination of stockholders entitled to vote on the Business Combination divided by the number of shares
                      of common stock held by Public Stockholders at the
                      consummation of the Offering. Accordingly, Public
                      Stockholders holding 19.99% of the aggregate number of
                      shares owned by all Public Stockholders may seek
                      redemption of their shares in the event of a Business
                      Combination. Such Public Stockholders are entitled to
                      receive their per share interest in the Trust Fund
                      computed without regard to the shares held by Initial
                      Stockholders. Accordingly, a portion of the net proceeds
                      from the offering (19.99% of the amount held in the Trust
                      Fund) has been classified as common stock subject to
                      possible redemption in the accompanying November 2, 2004
                      balance sheet.

                      The Company's Certificate of Incorporation provides for
                      mandatory liquidation of the Company, without stockholder
                      approval, in the event that the Company does not
                      consummate a Business Combination within 18 months from
                      the date of the consummation of the Offering, or 24 months from the consummation of the Offering if certain extension criteria have been satisfied. In the event of liquidation, it is likely that the per share value of the residual
                      assets remaining available for distribution (including
                      Trust Fund assets) will be less than the initial public
                      offering price per share in the Offering due to costs
                      related to the Offering and since no value would be
                      attributed to the Warrants contained in the Units sold
                      (Note 2).

                      Deferred income taxes are provided for the differences
                      between the bases of assets and liabilities for financial
                      reporting and income tax purposes. A valuation allowance
                      is established when necessary to reduce deferred tax
                      assets to the amount expected to be realized.

                      The Company recorded a deferred income tax asset for the
                      tax effect of net operating loss carryforwards and
                      temporary differences, aggregating approximately $1,100
                      and $390 at November 2, 2004 and June 15, 2004,

                                       -9-

                                                    RAND ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      respectively. In recognition of the uncertainty regarding
                      the ultimate amount of income tax benefits to be derived,
                      the Company has recorded a full valuation allowance at
                      November 2, 2004 and June 15, 2004.

                      The effective tax rate differs from the statutory rate of
                      34% due to the increase in the valuation allowance.

                      Loss per share is computed by dividing net loss by the
                      weighted-average number of shares of common stock
                      outstanding during the period.

                      The preparation of financial statements in conformity with accounting principles generally accepted in the United
                      States of America requires management to make estimates
                      and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements
                      and the reported amounts of expenses during the reporting
                      period. Actual results could differ from those estimates.

                      Management does not believe that any recently issued, but
                      not yet effective, accounting standards if currently
                      adopted would have a material effect on the accompanying
                      financial statements.

2.  INITIAL PUBLIC    On November 2, 2004, the Company sold 4,000,000 units
    OFFERING          ("Units") in the Offering. Each Unit consists of one share of the Company's common stock, $.0001 par value, and two
                      Redeemable Common Stock Purchase Warrants ("Warrants").
                      Each Warrant will entitle the holder to purchase from the
                      Company one share of common stock at an exercise price of
                      $5.00 commencing the later of the completion of a Business
                      Combination with a target business or one year from the
                      effective date of the Offering and expiring four years
                      from the date of the prospectus. The Warrants will be
                      redeemable, upon prior written consent of
                      EarlyBirdCapital, Inc., at a price of $.01 per Warrant
                      upon 30 days' notice after the Warrants become
                      exercisable, only in the event that the last sale price of the common stock is at least $8.50 per share for any 20
                      trading days within a 30 trading day period ending on the
                      third day prior to the date on which notice of redemption
                      is given. In connection with this Offering, the Company
                      issued an option, for $100, to the representative of the
                      underwriters to purchase 300,000 Units at an exercise
                      price of $9.90 per Unit. In addition, the warrants
                      underlying such Units are exercisable at $6.25 per share.

3.  NOTE PAYABLE,     The Company issued a $70,000 unsecured promissory note
    STOCKHOLDER       to an Initial Stockholder, who is also an officer.
                      The note is non interest-bearing and will be paid
                      following the consummation of the Offering from the net
                      proceeds of such Offering.

                                      -10-

                                                    RAND ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.  COMMITMENT        The Company presently occupies office space provided by an affiliate of an Initial Stockholder. Such affiliate has
                      agreed that, until the acquisition of a target business by the Company, it will make such office space, as well as
                      certain office and secretarial services, available to the
                      Company, as may be required by the Company from time to
                      time. The Company has agreed to pay such affiliate $7,500
                      per month for such services commencing on the effective
                      date of the Offering. The statement of operations for the
                      periods ended November 2, 2004 includes $1,209 related to
                      this agreement.

5.  PREFERRED STOCK   The Company is authorized to issue 1,000,000 shares of
                      preferred stock with such designations, voting and other
                      rights and preferences as may be determined from time to
                      time by the Board of Directors.

6.  COMMON STOCK      On October 7, 2004, the Company's Board of Directors
                      authorized a stock dividend of 0.1428571 shares of common
                      stock for each outstanding share of common stock.  All
                      references in the accompanying financial statements to the number of shares of stock have been retroactively restated
                      to reflect this transaction.

                      At November 2, 2004, 8,900,000 shares of common stock were reserved for issuance upon exercise of redeemable warrants and underwriters' unit purchase option.

                                      -11-